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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         MOTOR CARGO INDUSTRIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                 Utah                                      87-0406479
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(State of incorporation or organization)    (I.R.S. Employer Identification No.)


               845 West Center Street, North Salt Lake, Utah 84054
              ----------------------------------------------------
             (Address of principal executive offices)    (zip code)

Securities to be registered pursuant to Section 12(b) of the Act: None.

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-37211 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                           Common Stock, no par value
                           --------------------------
                                (Title of class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Registrant incorporates by reference the description of Registrant's Common Stock, no par value, set forth in Registrant's Registration Statement on Form S-1 (File No. 333-37211) filed with the Securities and Exchange Commission under the Securities Act of 1933 on October 6, 1997, as amended (the "Registration Statement") under the captions "Description of Capital Stock" and "Shares Eligible for Future Sale."


ITEM 2.  EXHIBITS.

   Exhibit No.            Description of Exhibit
   -----------            ----------------------

       1 Articles of Incorporation of Registrant (Incorporated by reference to Exhibit 3.1 of the Registration Statement).

       2 By-laws of Registrant (Incorporated by reference to Exhibit 3.2 of the Registration Statement).

       3 Specimen Common Stock Certificate of Registrant (Incorporated by reference to Exhibit 4.3 of the Registration Statement).


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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    MOTOR CARGO INDUSTRIES, INC.



Date: November 7, 1997              By:  /s/ Marshall L. Tate
                                        --------------------------------------
                                        Marshall L. Tate
                                        President and Chief Executive Officer